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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2000


                   Caterpillar Financial Services Corporation
             (Exact name of registrant as specified in its charter)

                                     0-13295
                            (Commission File Number)

          Delaware                                     37-1105865
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
       incorporation)


                              2120 West End Avenue
                         Nashville, Tennessee 37203-0001
             (Address of principal executive offices, with zip code)

                                 (615) 341-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

         In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-35460, the registrant is filing herewith the document listed in Item 7 below.

ITEM 7. EXHIBITS.

1. Selling Agent Agreement dated September 8, 2000 among registrant, ABN AMRO Incorporated, Charles Schwab & Co., Inc., Edward Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services LLC (formerly known as Fidelity Capital Markets, a division of National Financial Services Corporation) PaineWebber Incorporated and Salomon Smith Barney Inc.

4. Form of PowerNote(SM).

8. Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Caterpillar Financial Services Corporation



Date:  September 8, 2000              By:  /s/ Paul J. Gaeto
                                            -----------------
                                            Paul J. Gaeto
                                            Secretary



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                                  EXHIBIT INDEX

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Exhibit
Number        Exhibit
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
1             Selling Agent Agreement dated September 8, 2000 among registrant,
              ABN AMRO Incorporated, Charles Schwab & Co., Inc., Edward Jones &
              Co., L.P., Fidelity Capital Markets, a division of National
              Financial Services LLC (formerly known as Fidelity Capital
              Markets, a division of National Financial Services Corporation)
              PaineWebber Incorporated and Salomon Smith Barney Inc.
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4             Form of PowerNote(SM).
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8             Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.
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



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